FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

First Horizon Growth & Income Portfolio

First Horizon Capital Appreciation Portfolio

SUPPLEMENT DATED MAY 5, 2003
TO THE APRIL 30, 2003

STATEMENT OF ADDITIONAL INFORMATION

This supplement provides new information beyond that contained in the Statement of Additional Information (“SAI”), and should be read in conjunction with such SAI.

The title “President” shall be deleted from W. Robert Alexander’s biography on page 10 of the SAI.

The following table shall be included in the section entitled “Interested Trustees and Officers” on page 10 of the SAI:

Edmund J. Burke (42)	President

Mr. Burke is President and Director of ALPS and ADI.  Mr. Burke joined ALPS in 1991 as Vice President and National Sales Manager.      Because of his positions with ADI and ALPS, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act.

The following table shall be deleted from the section entitled “Interested Trustees and Officers” on page 10 of the SAI:

Jeremy May (33)	Treasurer

Mr. May is Vice President of ADI since October 1997, and is Vice President and Director of Mutual Fund Operations at ALPS.  Mr. May joined ALPS in 1995 as a Controller.  Mr. May was an auditor with Deloitte & Touche LLP in their Denver office.  Because of his positions with ADI and ALPS, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act.

The following table shall be included in the section entitled “Interested Trustees and Officers” on page 10 of the SAI:

Jeremy May (33)	Treasurer

Mr. May is Senior Vice President at ADI and is Senior Vice President and Director of Mutual Fund Operations at ALPS.  Mr. May joined ALPS in 1995 as a Controller.  Mr. May was an auditor with Deloitte & Touche LLP in their Denver office.  Because of his positions with ADI and ALPS, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act.